BBH U.S. Treasury Money Fund
Portfolio of BBH Trust

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Supplement to the Prospectus and Statement of Additional Information dated October 31, 2008

The purpose of this supplement is to inform you that the Board of Trustees to the BBH U.S. Treasury Money Fund (the “Fund”) approved a liquidation of the Fund.  The liquidation is scheduled to occur on December 29, 2008.

Cusip 05528C204

Date:
December 24, 2008